UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2008

FAVRILLE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10445 PACIFIC CENTER COURT
SAN DIEGO, CALIFORNIA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 526-8000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2008, Favrille, Inc. (“Favrille” or the “Company”) provided a notice under the federal Worker Adjustment and Retraining Notification Act (the “WARN Act”) to 132 of its 144 employees, including the following six executive officers, that their employment with the Company will end on June 6, 2008:

Daniel P. Gold, Ph.D., Chief Scientific Officer

David Guy, Chief Commercial Officer

Richard Ghalie, M.D., Chief Medical Officer

Richard Murawski, Senior Vice President, Operations

John F. Bender, Pharm.D., Senior Vice President, Clinical Research

Alice Wei, Senior Vice President, Regulatory Affairs and Quality

This workforce reduction follows the announcement earlier this week that the Company has discontinued development of its lead product, Specifid™, after it failed to show benefit in a Phase 3 registration trial. The remaining employees will work to maximize the value of the Company’s remaining assets.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

99.1        Press release of the registrant dated May 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Date: May 29, 2008		Tamara A. Seymour
Chief Financial Officer